Exhibit 99.1

centerspace

4th Quarter 2023 // Quarter Ended December 31, 2023

EARNINGS RELEASE AND SUPPLEMENTAL OPERATING & FINANCIAL DATA

Lugano at Cherry Creek // Denver, CO

BETTER EVERY DAYS.

Earnings Release

Centerspace Announces Financial and Operating Results for the Year Ended
December 31, 2023, Provides 2024 Financial Outlook and Dividend Increase
MINNEAPOLIS, MN, February 20, 2024 – Centerspace (NYSE: CSR) announced today its financial and operating results for the year ended December 31, 2023. The tables below show Net Income (Loss), Funds from Operations (“FFO”)1, and Core FFO1, all on a per diluted share basis, for the year ended December 31, 2023; Same-Store Revenues, Expenses, and Net Operating Income (“NOI”)1 over comparable periods; and Same-Store Weighted Average Occupancy for the three months ended December 31, 2023, September 30, 2023, and December 31, 2022 and the twelve months ended December 31, 2023 and 2022.

	Three Months Ended December 31,		Twelve Months Ended December 31,
Per Share	2023	2022	2023	2022
Net income (loss) per share - diluted	$(0.65)	$(0.24)	$2.32	$(1.35)
FFO - diluted(1)	1.11	1.16	4.27	4.32
Core FFO - diluted(1)	1.22	1.17	4.78	4.43

	Year-Over-Year Comparison	Sequential Comparison	YTD Comparison
Same-Store Results	4Q23 vs 4Q22	4Q23 vs. 3Q23	CY23 vs. CY22
Revenues	3.9%	0.5%	7.2%
Expenses	(1.2)%	(3.6)%	4.6%
Net Operating Income (“NOI”)(1)	7.6%	3.4%	9.0%

	Three months ended			Twelve months ended
Same-Store Results	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Weighted Average Occupancy	94.8%	94.7%	94.8%	94.9%	94.6%
(1)NOI, Funds from Operations, and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to “Non-GAAP Financial Measures and Reconciliations” and “Non-GAAP Financial Measures and Other Terms” in the Supplemental Financial and Operating Data below.
Highlights for the Year Ended December 31, 2023
•Net Income was $2.32 per diluted share for the year ended December 31, 2023, compared to Net Loss of $1.35 per diluted share for the year ended December 31, 2022;
•Core FFO(1) increased to $4.78 or 7.9% per diluted share for the year ended December 31, 2023, compared to $4.43 for the year ended December 31, 2022;
•Operating income increased to $84.5 million for the year ended December 31, 2023 compared to $13.9 million for the prior year;
•Same-store year-over-year NOI(1) grew to 9.0% driven by same-store revenue growth of 7.2%;
•Continued to grow Colorado portfolio through acquisition of an apartment community in Loveland, Colorado consisting of 303 homes for an aggregate purchase price of $94.5 million;
•Thirteen communities in Minnesota, Nebraska, and North Dakota were sold for an aggregate sales price of $226.8 million. The sale included four communities in the St. Cloud market comprising 692 homes, two communities in the Omaha-Lincoln market comprising 498 homes, three communities in the Minneapolis-St. Paul market comprising 377

1

homes, and four communities in the Minot market comprising 712 homes and related commercial space.
•216,000 common shares repurchased for total consideration of $11.5 million and an average of $53.44 per share.
Balance Sheet
At December 31, 2023, Centerspace had $234.6 million of total liquidity on its balance sheet, including $226.0 million available on its lines of credit.
Subsequent Events
Subsequent to December 31, 2023, Centerspace entered into definitive purchase and sale agreements for two communities with expected gross proceeds of $18.9 million. The Company believes the sales will close in the first quarter. The closing of pending transactions is subject to certain conditions and restrictions; therefore, there can be no assurance that the transactions will be consummated or that the final terms will not differ in material respects.
Subsequent to December 31, 2023, Centerspace repurchased 87,722 common shares for total consideration of $4.7 million and an average price of $53.62 per share.
Dividend Distributions
Centerspace's Board of Trustees announced a quarterly distribution of $0.75 per share/unit, payable on April 8, 2024, to common shareholders and unitholders of record at the close of business on March 28, 2024. The announced distribution represents a $0.02 increase over the prior distribution.
The Board of Trustees also declared a distribution of $0.4140625 per share on the 6.625% Series C Cumulative Redeemable Preferred Shares (NYSE: CSR PRC), payable on March 28, 2024, to holders of record at the close of business on March 15, 2024. Series C preferred share distributions are cumulative and payable quarterly in arrears at an annual rate of $1.65625 per share.
2024 Financial Outlook
Centerspace is providing the following guidance for its 2024 performance.

2024 Financial Outlook
		Range for 2024
	2023 Actual	Low	High
Net income (loss) per Share - diluted	$2.32	$(1.31)	$(0.99)
FFO per Share - diluted	$4.27	$4.54	$4.80
Core FFO per Share - diluted	$4.78	$4.68	$4.92
Additional assumptions:
•Same-store capital expenditures of $1,075 per home to $1,150 per home
•Value-add expenditures of $25.0 million to $27.0 million
•Proceeds from potential dispositions of $18.8 million to $19.0 million
FFO and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, please refer to "2024 Financial Outlook" in the Supplemental Financial and Operating Data below.

2

Earnings Call

Live webcast and replay: https://www.ir.centerspacehomes.com

Live Conference Call		Conference Call Replay
Wednesday, February 21, 2024 at 10:00 AM ET		Replay available until March 6, 2024
USA Toll Free Number	1-833-470-1428	USA Toll Free Number	1-866-813-9403
International Toll Free Number	1-929-526-1599	International Toll Free Number	1-929-458-6194
Canada Toll Free Number	1-833-950-0062	Canada Toll Free Number	1-226-828-7578
Conference Number	373306	Conference Number	297696
Supplemental Information
Supplemental Operating and Financial Data for the year ended December 31, 2023, is available in the Investors section on Centerspace’s website at https://www.centerspacehomes.com or by calling Investor Relations at 701-837-7104. Non-GAAP financial measures and other capitalized terms, as used in this earnings release, are defined and reconciled in the Supplemental Financial and Operating Data, which accompanies this earnings release.
About Centerspace
Centerspace is an owner and operator of apartment communities committed to providing great homes by focusing on integrity and serving others. Founded in 1970, as of December 31, 2023, Centerspace owned 72 apartment communities consisting of 13,088 homes located in Colorado, Minnesota, Montana, Nebraska, North Dakota, and South Dakota. In 2022, Centerspace was named the National Apartment Association’s Leading Organization in Diversity, Equity, and Inclusion.. For more information, please visit www.centerspacehomes.com.
Forward-Looking Statements
Certain statements in this press release are based on the Company's current expectations and assumptions, and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Forward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “assumes,” “may,” “projects,” “outlook,” “future,” and variations of such words and similar expressions. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although the Company believes the expectations reflected in its forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be achieved. Any statements contained herein that are not statements of historical fact should be deemed forward-looking statements. As a result, reliance should not be placed on these forward-looking statements, as these statements are subject to known and unknown risks, uncertainties, and other factors beyond the Company's control and could differ materially from actual results and performance. Such risks and uncertainties are detailed from time to time in filings with the SEC, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in the Company's Annual Report on Form 10-K, in quarterly reports on Form 10-Q, and in other reports the Company files with the SEC from time to time. The Company assumes no obligation to update or supplement forward-looking statements that become untrue due to subsequent events.
Contact Information
Investor Relations
Josh Klaetsch
Phone: 701-837-7104
E-mail: IR@centerspacehomes.com
Marketing & Media
Kelly Weber
Phone: 701-837-7104
E-mail: kweber@centerspacehomes.com

3

Supplemental Financial and Operating Data
Table of Contents
December 31, 2023

Common Share Data (NYSE: CSR)

	Three Months Ended
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
High closing price	$59.33	$66.57	$64.18	$71.07	$70.20
Low closing price	$47.82	$59.39	$53.98	$51.39	$58.50
Average closing price	$54.61	$62.52	$58.61	$61.68	$64.64
Closing price at end of quarter	$58.20	$60.26	$61.36	$54.63	$58.67
Common share distributions—annualized	$2.92	$2.92	$2.92	$2.92	$2.92
Closing price dividend yield - annualized	5.0%	4.8%	4.8%	5.3%	5.0%
Closing common shares outstanding (thousands)	14,963	15,052	14,949	15,032	15,020
Closing limited partnership units outstanding (thousands)	861	864	961	967	971
Closing Series E preferred units, as converted (thousands)	2,078	2,087	2,094	2,103	2,119
Total closing common shares, limited partnership units, and Series E preferred units, as converted, outstanding (thousands)	17,902	18,003	18,004	18,102	18,110
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$1,041,896	$1,084,861	$1,104,725	$988,912	$1,062,514

S-1

CENTERSPACE
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share amounts)

	Three Months Ended					Twelve months ended
	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
REVENUE	$64,068	$64,568	$64,776	$67,897	$67,848	$261,309	$256,716
EXPENSES
Property operating expenses, excluding real estate taxes	18,237	19,602	17,872	21,342	21,755	77,053	80,070
Real estate taxes	6,861	7,143	7,174	7,581	7,464	28,759	28,567
Property management expenses	2,341	2,197	2,247	2,568	2,358	9,353	9,895
Casualty loss	853	937	53	252	335	2,095	1,591
Depreciation and amortization	26,617	24,697	24,371	25,993	25,768	101,678	105,257
Impairment of real estate investments	5,218	—	—	—	—	5,218	—
General and administrative expenses	4,363	3,832	4,162	7,723	3,276	20,080	17,516
TOTAL EXPENSES	$64,490	$58,408	$55,879	$65,459	$60,956	$244,236	$242,896
Gain (loss) on sale of real estate and other investments	(83)	11,235	(67)	60,159	14	71,244	41
Loss on litigation settlement	(1,000)	—	(2,864)	—	—	(3,864)	—
Operating income (loss)	(1,505)	17,395	5,966	62,597	6,906	84,453	13,861
Interest expense	(8,913)	(8,556)	(8,641)	(10,319)	(9,603)	(36,429)	(32,750)
Interest and other income	533	330	295	49	132	1,207	1,248
Net income (loss)	$(9,885)	$9,169	$(2,380)	$52,327	$(2,565)	$49,231	$(17,641)
Dividends to Series D preferred unitholders	(160)	(160)	(160)	(160)	(160)	(640)	(640)
Net (income) loss attributable to noncontrolling interest – Operating Partnership and Series E preferred units	1,917	(1,204)	712	(8,566)	753	(7,141)	4,299
Net income attributable to noncontrolling interests – consolidated real estate entities	(29)	(31)	(35)	(30)	(34)	(125)	(127)
Net income (loss) attributable to controlling interests	(8,157)	7,774	(1,863)	43,571	(2,006)	41,325	(14,109)
Dividends to preferred shareholders	(1,607)	(1,607)	(1,607)	(1,607)	(1,607)	(6,428)	(6,428)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(9,764)	$6,167	$(3,470)	$41,964	$(3,613)	$34,897	$(20,537)

Net income (loss) per common share – basic	$(0.65)	$0.41	$(0.23)	$2.79	$(0.24)	$2.33	$(1.35)

Net income (loss) per common share – diluted	$(0.65)	$0.41	$(0.23)	$2.76	$(0.24)	$2.32	$(1.35)

S-2

CENTERSPACE
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022
ASSETS
Real estate investments
Property owned	$2,420,146	$2,326,408	$2,434,138	$2,420,911	$2,534,124
Less accumulated depreciation	(530,703)	(516,673)	(543,264)	(519,167)	(535,401)
Total real estate investments	1,889,443	1,809,735	1,890,874	1,901,744	1,998,723
Cash and cash equivalents	8,630	29,701	9,745	8,939	10,458
Restricted cash	639	22,496	566	48,903	1,433
Other assets	27,649	16,349	18,992	19,298	22,687
TOTAL ASSETS	$1,926,361	$1,878,281	$1,920,177	$1,978,884	$2,033,301

LIABILITIES, MEZZANINE EQUITY, AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$62,754	$62,674	$56,713	$56,639	$58,812
Revolving line of credit	30,000	—	18,989	143,469	113,500
Notes payable, net of unamortized loan costs	299,459	299,443	299,428	299,412	399,007
Mortgages payable, net of unamortized loan costs	586,563	539,245	563,079	474,999	495,126
TOTAL LIABILITIES	$978,776	$901,362	$938,209	$974,519	$1,066,445

SERIES D PREFERRED UNITS	$16,560	$16,560	$16,560	$16,560	$16,560
EQUITY
Series C Preferred Shares of Beneficial Interest	93,530	93,530	93,530	93,530	93,530
Common Shares of Beneficial Interest	1,165,694	1,169,025	1,169,501	1,176,059	1,177,484
Accumulated distributions in excess of net income	(548,273)	(527,586)	(522,796)	(508,420)	(539,422)
Accumulated other comprehensive loss	(1,119)	(1,434)	(1,758)	(1,917)	(2,055)
Total shareholders’ equity	$709,832	$733,535	$738,477	$759,252	$729,537
Noncontrolling interests – Operating Partnership and Series E preferred units	220,544	226,205	226,294	227,920	220,132
Noncontrolling interests – consolidated real estate entities	649	619	637	633	627
TOTAL EQUITY	$931,025	$960,359	$965,408	$987,805	$950,296
TOTAL LIABILITIES, MEZZANINE EQUITY, AND EQUITY	$1,926,361	$1,878,281	$1,920,177	$1,978,884	$2,033,301

S-3

CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (unaudited)

This release contains certain non-GAAP financial measures. The non-GAAP financial measures should not be considered a substitute for operating results determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The definitions and calculations of these non-GAAP financial measures, as calculated by the Company may not be comparable to non-GAAP measures reported by other REITs that do not define each of the non-GAAP financial measures exactly as Centerspace does. The non-GAAP financial measures are defined and further explained on pages S-18 through S-20, “Non-GAAP Financial Measures and Other Terms.”
The Company provides certain information on a same-store and non-same-store basis. Same-store apartment communities are owned or in service for substantially all of the periods being compared, and, in the case of development properties, have achieved a target level of physical occupancy of 90%. On the first day of each calendar year, Centerspace determines the composition of the same-store pool for that year and adjusts the previous year, to evaluate full period-over-period operating comparisons for existing apartment communities and their contribution to Net Operating Income. Measuring performance on a same-store basis allows investors to evaluate how a fixed pool of communities are performing year-over-year. Centerspace uses this measure to assess success in increasing NOI (defined and reconciled below), raising average rental revenue, renewing leases on existing residents, controlling operating costs, and making prudent capital improvements.
CENTERSPACE
RECONCILIATIONS OF OPERATING INCOME TO NET OPERATING INCOME (1)

	(dollars in thousands)
	Three Months Ended			Sequential		Year-Over-Year
	12/31/2023	9/30/2023	12/31/2022	$ Change	% Change	$ Change	% Change
Operating income (loss)	$(1,505)	$17,395	$6,906	$(18,900)	(108.7)%	$(8,411)	(121.8)%
Adjustments:
Property management expenses	2,341	2,197	2,358	144	6.6%	(17)	(0.7)%
Casualty loss	853	937	335	(84)	(9.0)%	518	154.6%
Depreciation and amortization	26,617	24,697	25,768	1,920	7.8%	849	3.3%
Impairment	5,218	—	—	5,218	N/A	5,218	N/A
General and administrative expenses	4,363	3,832	3,276	531	13.9%	1,087	33.2%
(Gain) loss on sale of real estate and other investments	83	(11,235)	(14)	11,318	100.7%	97	*
Loss on litigation settlement	1,000	—	—	1,000	N/A	1,000	N/A
Net Operating Income(1)	$38,970	$37,823	$38,629	$1,147	3.0%	$341	0.9%

Revenue
Same-store	$58,262	$57,949	$56,055	$313	0.5%	$2,207	3.9%
Non-same-store	5,209	3,556	3,497	1,653	46.5%	1,712	49.0%
Other	587	676	581	(89)	(13.2)%	6	1.0%
Dispositions	10	2,387	7,715	(2,377)	(99.6)%	(7,705)	(99.9)%
Total	64,068	64,568	67,848	(500)	(0.8)%	(3,780)	(5.6)%
Property operating expenses, including real estate taxes
Same-store	23,055	23,906	23,324	(851)	(3.6)%	(269)	(1.2)%
Non-same-store	1,790	1,469	1,266	321	21.9%	524	41.4%
Other	251	270	249	(19)	(7.0)%	2	0.8%
Dispositions	2	1,100	4,380	(1,098)	(99.8)%	(4,378)	(100.0)%
Total	25,098	26,745	29,219	(1,647)	(6.2)%	(4,121)	(14.1)%
Net Operating Income(1)
Same-store	35,207	34,043	32,731	1,164	3.4%	2,476	7.6%
Non-same-store	3,419	2,087	2,231	1,332	63.8%	1,188	53.2%
Other	336	406	332	(70)	(17.2)%	4	1.2%
Dispositions	8	1,287	3,335	(1,279)	(99.4)%	(3,327)	(99.8)%
Total	$38,970	$37,823	$38,629	$1,147	3.0%	$341	0.9%

*Not a meaningful percentage
(1)Net Operating Income is a non-GAAP measure. Refer to pages S-18 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.

S-4

CENTERSPACE
RECONCILIATIONS OF OPERATING INCOME TO NET OPERATING INCOME (1)

	(dollars in thousands)
	Twelve Months Ended December 31,
	2023	2022	$ Change	% Change
Operating income	$84,453	$13,861	$70,592	509.3%
Adjustments:
Property management expenses	9,353	9,895	(542)	(5.5)%
Casualty loss	2,095	1,591	504	31.7%
Depreciation and amortization	101,678	105,257	(3,579)	(3.4)%
Impairment	5,218	—	5,218	N/A
General and administrative expenses	20,080	17,516	2,564	14.6%
Gain on sale of real estate and other investments	(71,244)	(41)	(71,203)	*
Loss on litigation settlement	3,864	—	3,864	N/A
Net Operating Income(1)	$155,497	$148,079	$7,418	5.0%

Revenue
Same-store	$230,333	$214,941	$15,392	7.2%
Non-same-store	16,031	9,434	6,597	69.9%
Other	2,601	2,466	135	5.5%
Dispositions	12,344	29,875	(17,531)	(58.7)%
Total	261,309	256,716	4,593	1.8%
Property operating expenses, including real estate taxes
Same-store	92,847	88,785	4,062	4.6%
Non-same-store	5,915	3,542	2,373	67.0%
Other	797	940	(143)	(15.2)%
Dispositions	6,253	15,370	(9,117)	(59.3)%
Total	105,812	108,637	(2,825)	(2.6)%
Net Operating Income(1)
Same-store	137,486	126,156	11,330	9.0%
Non-same-store	10,116	5,892	4,224	71.7%
Other	1,804	1,526	278	18.2%
Dispositions	6,091	14,505	(8,414)	(58.0)%
Total	$155,497	$148,079	$7,418	5.0%

*Not a meaningful percentage
(1)Net Operating Income is a non-GAAP measure. Refer to pages S-18 through S-20 “Reconciliations of non-GAAP Financial Measures and Other Terms” for additional information.

S-5

CENTERSPACE
RECONCILIATIONS OF SAME-STORE CONTROLLABLE EXPENSES TO TOTAL PROPERTY OPERATING EXPENSES, INCLUDING REAL ESTATE TAXES (1)

	(dollars in thousands)
	Three Months Ended December 31,				Twelve Months Ended December 31,
	2023	2022	$ Change	% Change	2023	2022	$ Change	% Change

Controllable expenses
On-site compensation (2)	$6,221	$5,931	$290	4.9%	$24,594	$22,448	$2,146	9.6%
Repairs and maintenance	3,184	3,726	(542)	(14.5)%	13,498	14,084	(586)	(4.2)%
Utilities	3,438	3,955	(517)	(13.1)%	14,992	15,663	(671)	(4.3)%
Administrative and marketing	1,541	1,202	339	28.2%	5,464	4,875	589	12.1%
Total	$14,384	$14,814	$(430)	(2.9)%	$58,548	$57,070	$1,478	2.6%

Non-controllable expenses
Real estate taxes	$6,132	$6,118	$14	0.2%	$25,231	$23,781	$1,450	6.1%
Insurance	2,539	2,392	147	6.1%	9,068	7,934	1,134	14.3%
Total	$8,671	$8,510	$161	1.9%	$34,299	$31,715	$2,584	8.1%

Property operating expenses, including real estate taxes - non-same-store	$1,790	$1,266	$524	41.4%	$5,915	$3,542	$2,373	67.0%
Property operating expenses, including real estate taxes - other	251	249	2	0.8%	797	940	(143)	(15.2)%
Property operating expenses, including real estate taxes - dispositions	2	4,380	(4,378)	(100.0)%	6,253	15,370	(9,117)	(59.3)%
Total property operating expenses, including real estate taxes	$25,098	$29,219	$(4,121)	(14.1)%	$105,812	$108,637	$(2,825)	(2.6)%

(1)Same-store controllable expenses is a non-GAAP measure. Refer to pages S-18 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)On-site compensation for administration, leasing, and maintenance personnel.

S-6

CENTERSPACE
RECONCILIATIONS OF NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS AND CORE FUNDS FROM OPERATIONS (1)

	(in thousands, except per share amounts)
	Three Months Ended					Twelve Months Ended
	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Funds from Operations:(1)
Net (loss) income available to common shareholders	$(9,764)	$6,167	$(3,470)	$41,964	$(3,613)	$34,897	$(20,537)
Adjustments:
Noncontrolling interests - Operating Partnership and Series E preferred units	(1,917)	1,204	(712)	8,566	(753)	7,141	(4,299)
Depreciation and amortization	26,617	24,697	24,371	25,993	25,768	101,678	105,257
Less depreciation - non real estate	(85)	(56)	(89)	(91)	(91)	(322)	(387)
Less depreciation - partially owned entities	(22)	(20)	(19)	(19)	(19)	(80)	(65)
Impairment of real estate	5,218	—	—	—	—	5,218	—
(Gain) loss on sale of real estate	82	(11,235)	71	(60,159)	(14)	(71,240)	(41)
FFO applicable to common shares and Units	$20,129	$20,757	$20,152	$16,254	$21,278	$77,292	$79,928

Adjustments to Core FFO:
Non-cash casualty loss (recovery)	535	854	(52)	13	20	1,350	254
Loss on extinguishment of debt	—	—	—	—	—	—	5
Technology implementation costs(2)	—	—	—	—	89	—	873
Interest rate swap amortization and mark-to-market	315	324	159	138	104	936	(100)
Amortization of assumed debt	136	(116)	(116)	(116)	(117)	(212)	(464)
Pursuit costs	—	—	—	5	137	5	1,302
Severance and transition related costs	(10)	—	(19)	3,199	—	3,170	—
Loss on litigation settlement and associated trial costs(3)	1,035	34	3,201	—	—	4,270	—
Other miscellaneous items(4)	(35)	(129)	(22)	49	(28)	(137)	85
Core FFO applicable to common shares and Units	$22,105	$21,724	$23,303	$19,542	$21,483	$86,674	$81,883

FFO applicable to common shares and Units	$20,129	$20,757	$20,152	$16,254	$21,278	$77,292	$79,928
Dividends to Series D preferred unitholders	160	160	160	160	160	640	640
FFO applicable to common shares and Units - diluted	$20,289	$20,917	$20,312	$16,414	$21,438	$77,932	$80,568

Core FFO applicable to common shares and Units	$22,105	$21,724	$23,303	$19,542	$21,483	$86,674	$81,883
Dividends to Series D preferred unitholders	160	160	160	160	160	640	640
Core FFO applicable to common shares and Units - diluted	$22,265	$21,884	$23,463	$19,702	$21,643	$87,314	$82,523

Per Share Data
Net income (loss) per share and unit - diluted	$(0.65)	$0.41	$(0.23)	$2.76	$(0.24)	$2.32	$(1.35)
FFO per share and unit - diluted	$1.11	$1.15	$1.11	$0.89	$1.16	$4.27	$4.32
Core FFO per share and unit - diluted	$1.22	$1.20	$1.28	$1.07	$1.17	$4.78	$4.43

Weighted average shares - basic	15,013	14,989	14,949	15,025	15,027	14,994	15,216
Effect of redeemable operating partnership units	862	908	965	968	974	925	978
Effect of Series D preferred units	228	228	228	228	228	228	228
Effect of Series E preferred units	2,087	2,093	2,103	2,118	2,185	2,100	2,185
Effect of dilutive restricted stock units and stock options	31	28	24	20	9	24	38
Weighted average shares and units - diluted	18,221	18,246	18,269	18,359	18,423	18,271	18,645

(1)Funds from operations and Core funds from operations are non-GAAP measures. Refer to pages S-18 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)Costs are related to a two-year implementation.
(3)Consists of $3.9 million loss on litigation settlement for a trial judgment entered against the Company and $406,000 in associated trial costs related to the litigation matter during the year ended December 31, 2023
(4)Consists of (gain) loss on investments

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CENTERSPACE
RECONCILIATIONS OF NET INCOME (LOSS) AVAILABLE TO CONTROLLING INTERESTS
TO ADJUSTED EBITDA(1)

	(in thousands)
	Three Months Ended					Twelve Months Ended
	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Net income (loss) attributable to controlling interests	$(8,156)	$7,774	$(1,863)	$43,571	$(2,006)	$41,326	$(14,109)
Adjustments:
Dividends to Series D preferred unitholders	160	160	160	160	160	640	640
Noncontrolling interests – Operating Partnership and Series E preferred units	(1,918)	1,204	(712)	8,566	(753)	7,140	(4,299)
Income (loss) before noncontrolling interests – Operating Partnership	(9,914)	9,138	(2,415)	52,297	(2,599)	49,106	(17,768)
Adjustments:
Interest expense	8,900	8,542	8,626	10,305	9,589	36,373	32,692
Loss on extinguishment of debt	—	—	—	—	—	—	5
Depreciation and amortization related to real estate investments	26,595	24,675	24,351	25,971	25,747	101,592	105,185
Impairment of real estate investments	5,218	—	—	—	—	5,218	—
Non-cash casualty loss (recovery)	535	854	(52)	13	20	1,350	254
Interest income	(316)	(187)	(248)	(92)	(92)	(843)	(712)
(Gain) loss on sale of real estate and other investments	83	(11,235)	71	(60,159)	(14)	(71,240)	(41)
Technology implementation costs(2)	—	—	—	—	89	—	873
Interest rate swap termination and mark-to-market	—	—	—	—	—	—	(564)
Pursuit costs	—	—	—	5	137	5	1,302
Severance and transition related costs	(10)	—	(19)	3,199	—	3,170	—
Loss on litigation settlement and associated trial costs(3)	1,035	34	3,201	—	—	4,270	—
Other miscellaneous items(4)	(35)	(129)	(22)	49	(28)	(137)	85
Adjusted EBITDA	$32,091	$31,692	$33,493	$31,588	$32,849	$128,864	$121,311

(1)Adjusted EBITDA is a non-GAAP measure. Refer to pages S-18 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)Costs are related to a two-year implementation.
(3)Consists of a $2.9 million loss on litigation settlement for a trial judgment entered against the Company and $406,000 in associated trial costs related to the litigation matter.
(4)Consists of (gain) loss on investments

S-8

CENTERSPACE
DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt
	Secured Fixed Debt	Unsecured Fixed Debt	Unsecured Variable Debt	Total Debt	% of Total Debt	Weighted Average Interest Rate(1)
2024	$—	$—	$—	$—	—%	—%
2025	30,414	—	30,000	60,414	6.6%	4.92%
2026	99,537	—	—	99,537	10.8%	3.59%
2027	49,675	—	—	49,675	5.4%	3.47%
2028	65,842	50,000	—	115,842	12.6%	3.14%
Thereafter	344,522	250,000	—	594,522	64.6%	3.48%
Total debt	$589,990	$300,000	$30,000	$919,990	100.0%	3.54%

(1)Weighted average interest rate of debt that matures during the year.

	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022
Debt Balances Outstanding(1)
Secured fixed rate - mortgages payable - other	$391,140	$343,709	$367,679	$279,340	$299,427
Secured fixed rate - mortgages payable - Fannie Mae credit facility	198,850	198,850	198,850	198,850	198,850
Unsecured variable rate line of credit	30,000	—	18,989	143,469	113,500
Unsecured term loans	—	—	—	—	100,000
Unsecured senior notes	300,000	300,000	300,000	300,000	300,000
Debt total	$919,990	$842,559	$885,518	$921,659	$1,011,777

Quarterly Interest Rates
Mortgages payable - other rate	4.05%	4.14%	4.14%	3.85%	3.85%
Mortgages payable - Fannie Mae Credit Facility rate	2.78%	2.78%	2.78%	2.78%	2.78%
Lines of credit rate(2)	6.74%	—	6.56%	6.19%	5.61%
Unsecured term loan rate	—	—	—	—	5.57%
Unsecured senior notes rate	3.12%	3.12%	3.12%	3.12%	3.12%
Total debt	3.54%	3.46%	3.54%	3.71%	3.62%

(1)     Excludes deferred financing costs and premiums or discounts.
(2)     Interest rate excludes any unused facility fees and amounts reclassified from accumulated other comprehensive income into interest expense from terminated interest rate swaps, as shown in the table below.

	Three Months Ended
	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022
Reclassified from Accumulated OCI into interest expense	$315	$324	$159	$138	$103

S-9

CENTERSPACE
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022
Equity Capitalization
Common shares outstanding	14,963	15,052	14,949	15,032	15,020
Operating partnership units outstanding	861	864	961	967	971
Series E preferred units (as converted)	2,078	2,087	2,094	2,103	2,119
Total common shares and units outstanding	17,902	18,003	18,004	18,102	18,110
Market price per common share (closing price at end of period)	$58.20	$60.26	$61.36	$54.63	$58.67
Equity capitalization-common shares and units	$1,041,896	$1,084,861	$1,104,725	$988,912	$1,062,514
Recorded book value of preferred shares	$93,530	$93,530	$93,530	$93,530	$93,530
Total equity capitalization	$1,135,426	$1,178,391	$1,198,255	$1,082,442	$1,156,044

Series D preferred units	$16,560	$16,560	$16,560	$16,560	16,560

Debt capitalization
Total debt	919,990	842,559	885,518	921,659	1,011,777
Total capitalization	$2,071,976	$2,037,510	$2,100,333	$2,020,661	$2,184,381

Total debt to total capitalization(1)	44.4%	41.4%	42.2%	45.6%	46.3%

(1)Total debt to total market capitalization is a non-GAAP financial measure. Refer to pages S-18 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.

	Three Months Ended										Twelve Months Ended
	12/31/2023		9/30/2023		6/30/2023		3/31/2023		12/31/2022		12/31/2023		12/31/2022
Debt service coverage ratio(1)	3.09	x	3.11	x	3.33	x	2.70	x	2.99	x	3.04	x	3.16	x
Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization	2.64	x	2.65	x	2.83	x	2.35	x	2.58	x	2.61	x	2.67	x
Net debt/Adjusted EBITDA(2)	7.10	x	6.41	x	6.54	x	7.22	x	7.62	x	7.07	x	8.25	x
Net debt and preferred equity/Adjusted EBITDA(2)	7.96	x	7.28	x	7.36	x	8.09	x	8.46	x	7.93	x	9.16	x

Distribution Data
Common shares and units outstanding at record date	15,824		15,916		15,910		15,999		15,991		15,824		15,991
Total common distribution declared	$11,551		$11,615		$11,608		$11,668		$11,614		$46,442		$47,445
Common distribution per share and unit	$0.73		$0.73		$0.73		$0.73		$0.73		$2.92		$2.92
Payout ratio (Core FFO per diluted share and unit basis)(3)	59.8%		60.8%		57.0%		68.2%		62.4%		61.1%		65.9%

(1)Debt service coverage ratio is a non-GAAP financial measure. Refer to pages S-18 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)Net debt divided by adjusted EBITDA is a non-GAAP financial measure. Refer to pages S-18 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.
(3)Payout ratio (Core FFO per diluted share and unit basis) is a non-GAAP financial measure. Refer to pages S-18 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.

S-10

CENTERSPACE
SAME-STORE FOURTH QUARTER COMPARISONS
(dollars in thousands)

	Homes Included	Revenues			Expenses			NOI
Regions		Q4 2023	Q4 2022	% Change	Q4 2023	Q4 2022	% Change	Q4 2023	Q4 2022	% Change
Denver, CO	1,889	$11,885	$11,557	2.8%	$4,129	$3,693	11.8%	$7,756	$7,864	(1.4)%
Minneapolis, MN	4,519	21,452	20,689	3.7%	9,586	9,891	(3.1)%	11,866	10,798	9.9%
North Dakota	1,710	6,966	6,509	7.0%	2,653	2,527	5.0%	4,313	3,982	8.3%
Omaha, NE	872	3,597	3,279	9.7%	1,230	1,597	(23.0)%	2,367	1,682	40.7%
Rochester, MN	1,129	5,744	5,593	2.7%	2,134	2,365	(9.8)%	3,610	3,228	11.8%
St. Cloud, MN	832	3,461	3,309	4.6%	1,555	1,481	5.0%	1,906	1,828	4.3%
Other Mountain West(1)	1,222	5,157	5,119	0.7%	1,768	1,770	(0.1)%	3,389	3,349	1.2%
Same-Store Total	12,173	$58,262	$56,055	3.9%	$23,055	$23,324	(1.2)%	$35,207	$32,731	7.6%

	% of NOI	Weighted Average Occupancy (2)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (4)
Regions		Q4 2023	Q4 2022	Growth	Q4 2023	Q4 2022	% Change	Q4 2023	Q4 2022	% Change
Denver, CO	22.0%	95.5%	96.2%	(0.7)%	$1,967	$1,902	3.4%	$2,196	$2,120	3.6%
Minneapolis, MN	33.7%	95.1%	94.7%	0.4%	1,488	1,450	2.6%	1,664	1,611	3.3%
North Dakota	12.3%	95.5%	96.5%	(1.0)%	1,295	1,206	7.4%	1,422	1,314	8.2%
Omaha, NE	6.7%	94.4%	93.0%	1.4%	1,324	1,223	8.3%	1,456	1,348	8.0%
Rochester, MN	10.3%	93.6%	93.8%	(0.2)%	1,734	1,663	4.3%	1,812	1,760	3.0%
St. Cloud, MN	5.4%	92.2%	90.1%	2.1%	1,353	1,313	3.0%	1,504	1,471	2.2%
Other Mountain West(1)	9.6%	94.2%	95.8%	(1.6)%	1,342	1,314	2.1%	1,493	1,458	2.4%
Same-Store Total	100.0%	94.8%	94.8%	—%	$1,522	$1,467	3.7%	$1,683	$1,618	4.0%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)Weighted average occupancy is a non-GAAP financial measure. Refer to pages S-18 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.
(3)Average monthly rental rate is a non-GAAP financial measure. Refer to pages S-18 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.
(4)Average monthly revenue per occupied home is a non-GAAP financial measure. Refer to pages S-18 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.

S-11

CENTERSPACE
SAME-STORE SEQUENTIAL QUARTER COMPARISONS
(dollars in thousands)

	Homes Included	Revenues			Expenses			NOI
Regions		Q4 2023	Q3 2023	% Change	Q4 2023	Q3 2023	% Change	Q4 2023	Q3 2023	% Change
Denver, CO	1,889	$11,885	$11,805	0.7%	$4,129	$4,172	(1.0)%	$7,756	$7,633	1.6%
Minneapolis, MN	4,519	21,452	21,167	1.3%	9,586	9,722	(1.4)%	11,866	11,445	3.7%
North Dakota	1,710	6,966	6,912	0.8%	2,653	2,718	(2.4)%	4,313	4,194	2.8%
Omaha, NE	872	3,597	3,580	0.5%	1,230	1,545	(20.4)%	2,367	2,035	16.3%
Rochester, MN	1,129	5,744	5,779	(0.6)%	2,134	2,245	(4.9)%	3,610	3,534	2.2%
St. Cloud, MN	832	3,461	3,528	(1.9)%	1,555	1,522	2.2%	1,906	2,006	(5.0)%
Other Mountain West(1)	1,222	5,157	5,178	(0.4)%	1,768	1,982	(10.8)%	3,389	3,196	6.0%
Same-Store Total	12,173	$58,262	$57,949	0.5%	$23,055	$23,906	(3.6)%	$35,207	$34,043	3.4%

	% of NOI	Weighted Average Occupancy(2)			Average Monthly Rental Rate(3)			Average Monthly Revenue per Occupied Home(4)
Regions		Q4 2023	Q3 2023	Growth	Q4 2023	Q3 2023	% Change	Q4 2023	Q3 2023	% Change
Denver, CO	22.0%	95.5%	95.4%	0.1%	$1,967	$1,957	0.5%	$2,196	$2,185	0.5%
Minneapolis, MN	33.7%	95.1%	94.2%	1.0%	1,488	1,480	0.5%	1,664	1,657	0.4%
North Dakota	12.3%	95.5%	95.8%	(0.3)%	1,295	1,276	1.5%	1,422	1,406	1.1%
Omaha, NE	6.7%	94.4%	95.1%	(0.7)%	1,324	1,299	1.9%	1,456	1,439	1.2%
Rochester, MN	10.3%	93.6%	94.4%	(0.8)%	1,734	1,711	1.3%	1,812	1,808	0.2%
St. Cloud, MN	5.4%	92.2%	92.2%	—%	1,353	1,349	0.3%	1,504	1,532	(1.8)%
Other Mountain West(1)	9.6%	94.2%	95.0%	(0.8)%	1,342	1,338	0.3%	1,493	1,487	0.4%
Same-Store Total	100.0%	94.8%	94.7%	0.1%	$1,522	$1,511	0.7%	$1,683	$1,676	0.4%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)Weighted average occupancy is a non-GAAP financial measure. Refer to pages S-18 through S-20 “Non-GAAP Financial Measures and Other Terms” for additional information.
(3)Average monthly rental rate is a non-GAAP financial measure. Refer to pages S-18 through S-20 “Non-GAAP Financial Measures and Other Terms” for additional information.
(4)Average monthly revenue per occupied home is a non-GAAP financial measure. Refer to pages S-18 through S-20 “Non-GAAP Financial Measures and Other Terms” for additional information.

S-12

CENTERSPACE
SAME-STORE YEAR-TO-DATE COMPARISONS
(dollars in thousands)

	Homes Included	Revenues			Expenses			NOI
Regions		2023	2022	% Change	2023	2022	% Change	2023	2022	% Change
Denver, CO	1,889	$47,399	$44,397	6.8%	$16,280	$14,260	14.2%	$31,119	$30,137	3.3%
Minneapolis, MN	4,519	84,492	79,707	6.0%	37,987	37,302	1.8%	46,505	42,405	9.7%
North Dakota	1,710	27,155	24,965	8.8%	10,724	10,028	6.9%	16,431	14,937	10.0%
Omaha, NE	872	13,976	12,733	9.8%	5,589	5,648	(1.0)%	8,387	7,085	18.4%
Rochester, MN	1,129	22,932	21,281	7.8%	8,744	8,639	1.2%	14,188	12,642	12.2%
St. Cloud, MN	832	13,799	12,701	8.6%	6,172	5,934	4.0%	7,627	6,767	12.7%
Other Mountain West(1)	1,222	20,580	19,157	7.4%	7,351	6,974	5.4%	13,229	12,183	8.6%
Same-Store Total	12,173	$230,333	$214,941	7.2%	$92,847	$88,785	4.6%	$137,486	$126,156	9.0%

	% of NOI	Weighted Average Occupancy(2)			Average Monthly Rental Rate(3)			Average Monthly Revenue per Occupied Home(4)
Regions		2023	2022	Growth	2023	2022	% Change	2023	2022	% Change
Denver, CO	22.7%	95.7%	95.2%	0.5%	$1,941	$1,845	5.2%	$2,185	$2,058	6.2%
Minneapolis, MN	33.8%	94.7%	94.5%	0.2%	1,471	1,411	4.3%	1,645	1,555	5.8%
North Dakota	12.0%	96.1%	96.1%	—%	1,257	1,164	8.0%	1,378	1,266	8.8%
Omaha, NE	6.1%	94.6%	95.1%	(0.5)%	1,280	1,159	10.4%	1,412	1,280	10.3%
Rochester, MN	10.3%	94.4%	93.9%	0.5%	1,699	1,581	7.5%	1,792	1,674	7.0%
St. Cloud, MN	5.5%	91.6%	89.7%	2.1%	1,340	1,259	6.4%	1,509	1,418	6.4%
Other Mountain West(1)	9.6%	94.9%	95.5%	(0.6)%	1,331	1,238	7.5%	1,479	1,367	8.2%
Same-Store Total	100.0%	94.9%	94.6%	0.3%	$1,498	$1,414	5.9%	$1,662	$1,555	6.9%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)Weighted average occupancy is a non-GAAP financial measure. Refer to pages S-18 through S-20 “Non-GAAP Financial Measures and Other Terms” for additional information.
(3)Average monthly rental rate is a non-GAAP financial measure. Refer to pages S-18 through S-20 “Non-GAAP Financial Measures and Other Terms” for additional information.
(4)Average monthly revenue per occupied home is a non-GAAP financial measure. Refer to pages S-18 through S-20 “Non-GAAP Financial Measures and Other Terms” for additional information.

S-13

CENTERSPACE
PORTFOLIO SUMMARY (1)

	Three Months Ended
	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022
Number of Apartment Homes at Period End
Same-Store	12,173	12,173	12,885	12,885	11,330
Non-Same-Store	915	612	612	612	3,735
All Communities	13,088	12,785	13,497	13,497	15,065

Average Monthly Rental Rate(2)
Same-Store	$1,522	$1,511	$1,467	$1,450	$1,438
Non-Same-Store	1,893	1,907	1,894	1,890	1,352
All Communities	$1,547	$1,530	$1,487	$1,470	$1,417

Average Monthly Revenue per Occupied Apartment Home(3)
Same-Store	$1,683	$1,676	$1,634	$1,606	$1,592
Non-Same-Store	2,055	2,072	2,072	2,066	1,471
All Communities	$1,708	$1,695	$1,654	$1,627	$1,562

Weighted Average Occupancy(4)
Same-Store	94.8%	94.7%	95.2%	94.8%	94.9%
Non-Same-Store	95.8%	93.5%	95.4%	95.9%	94.7%
All Communities	94.9%	94.6%	95.2%	94.9%	94.9%

Operating Expenses as a % of Scheduled Rent
Same-Store	41.5%	43.3%	41.2%	43.9%	43.1%
Non-Same-Store	35.7%	41.9%	38.8%	37.8%	51.7%
All Communities	41.0%	43.3%	41.1%	43.5%	45.1%

Recurring Capital Expenditures
Total Recurring Capital Expenditures per Apartment Home – Same-Store	$491	$389	$258	$115	$364

(1)Previously reported amounts are not revised for changes in the composition of the same-store properties pool.
(2)Average monthly rental rate is a non-GAAP financial measure. Refer to pages S-18 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.
(3)Average monthly revenue per occupied apartment home is a non-GAAP financial measure. Refer to pages S-18 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information. .
(4)Weighted average occupancy is a non-GAAP financial measure. Refer to pages S-18 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information.

S-14

CENTERSPACE
CAPITAL EXPENDITURES
(dollars in thousands, except per home amounts)

	Three Months Ended		Twelve Months Ended
	12/31/2023	12/31/2022	12/31/2023	12/31/2022
Total Same-Store Apartment Homes	12,173	12,173	12,173	12,173
All Properties - Weighted Average Apartment Homes	13,088	15,065	13,088	14,914

Same-Store
Building - Exterior	$426	$250	$1,283	$2,142
Building - Interior	122	303	104	510
Mechanical, Electrical, & Plumbing	1,588	485	4,203	2,312
Furniture & Equipment	63	136	308	427
Landscaping & Grounds	944	343	970	1,243
Turnover Replacements	1,322	1,100	4,023	5,227
Work in progress	1,518	244	3,808	(463)
Recurring Capital Expenditures - Same-Store(1)(2)	$5,983	$2,861	$14,699	$11,398
Recurring Capital Expenditures per Apartment Home - Same-Store(1)	$491	$235	$1,208	$936

Recurring Capital Expenditures - All Properties(1)(2)	$6,689	$4,105	$16,056	$14,508
Recurring Capital Expenditures per Apartment Home - All Properties(1)	$511	$272	$1,227	$973

Value Add(1)
Same-Store
Interior - Units	$3,481	$3,860	$13,712	$18,418
Common Areas and Exteriors	5,580	6,141	9,868	13,962
Work in Progress	4,603	270	5,515	(1,677)
Total Value Add - Same-Store	$13,664	$10,271	$29,095	$30,703

All Properties
Interior - Units	$3,481	$3,922	$13,712	$18,517
Common Areas and Exteriors	5,803	6,506	10,213	14,523
Work in Progress	4,603	270	5,515	(1,679)
Total Value Add - All Properties	$13,887	$10,698	$29,440	$31,361

Acquisition and Other Capital Expenditures(1)
All Properties	$3,183	$5,950	$17,068	$11,298

Total Capital Spend
Total Capital Spend - Same-Store(3)	$19,647	$13,132	$43,794	$42,101
Total Capital Spend per Apartment Home - Same Store(3)	$1,614	$1,079	$3,598	$3,459

Total Capital Spend - All Properties	$23,759	$20,753	$62,564	$57,167
Total Capital Spend per Apartment Home - All Properties	$1,815	$1,378	$4,780	$3,833

(1)Refer to pages S-18 through S-21 “Non-GAAP Financial Measures and Other Terms” for definitions.
(2)Non-routine capital expenditures were reclassified for inclusion in the Acquisition and Other Capital Expenditures category. For the twelve months ended December 31, 2022, $217,000 was reclassified to Acquisition and Other Capital Expenditures.
(3)Excludes acquisition and other capital expenditures on same-store communities.

S-15

CENTERSPACE
2024 Financial Outlook
(in thousands, except per share amounts)
Centerspace is providing guidance for 2024.

	Twelve Months Ended	2024 Full-Year Guidance Range
	December 31, 2023	Low	High
	Actual	Amount	Amount
Same-store growth (1)
Revenue	$244,839	3.00%	5.00%

Controllable expenses	61,873	6.00%	7.50%
Non-controllable expenses	36,442	4.75%	6.50%
Total Expenses	$98,315	5.50%	7.00%
Same-store NOI (1)(2)	$146,524	1.50%	3.50%

Components of NOI(2)
Same-store(1)	$146,524	$148,700	$151,700
Non-same-store(1)	1,078	$4,900	$5,100
Other(1)	1,804	$1,750	$1,950
Dispositions(1)	6,091	—	—
Total NOI(2)	$155,497	$155,350	$158,750

Net impact of potential dispositions	$—	(200)	(100)
Other operating income and expenses
General and administrative and property management	(29,433)	(27,300)	(26,700)
Casualty losses	(2,095)	(1,350)	(1,250)
Loss on litigation settlement	(3,864)	—	—
Non-real estate depreciation and amortization	(317)	(600)	(550)
Non-controlling interest	(125)	(120)	(130)
Total other operating income and expenses	$(35,834)	$(29,370)	$(28,630)

Interest expense	$(36,429)	(38,800)	(38,400)
Interest and other income	$1,126	2,000	2,200
Dividends to preferred shareholders	$(6,428)	(6,428)	(6,428)
FFO(2)	$77,932	$82,552	$87,392

Non-core income and expenses
Non-cash casualty (gain) loss	$1,350	$450	$400
Interest rate swap amortization	936	750	725
Severance and transition related costs	3,170	—	—
Loss on litigation settlement and associated trial costs	4,270	50	25
Amortization of assumed debt	(212)	1,075	1,025
Other miscellaneous items	(132)	100	50
Total non-core income and expenses	$9,382	$2,425	$2,225
Core FFO(2)	$87,314	$84,977	$89,617

Net income (loss) per share - diluted	$2.32	$(1.31)	$(0.99)
FFO per diluted share(2)	$4.27	$4.54	$4.80
Core FFO per diluted share(2)	$4.78	$4.68	$4.92
Weighted average shares outstanding - diluted	18,271	18,175	18,200

Additional Assumptions
Same-store recurring capital expenditures (per home)(1)	$900	$1,075	$1,150
Value-add expenditures	$29,440	25,000	27,000
Proceeds from potential dispositions	$226,755	18,800	19,000
(1)Amounts for the year ended December 31, 2023 reflect the 2024 same-store pool.
(2)NOI, FFO, and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to "Non-GAAP Financial Measures and Reconciliations" in the Supplemental Financial and Operating Data" above and pages S-18 through S-21 “Non-GAAP Financial Measures and Other Terms” for additional information. .

S-16

Reconciliations of Net Income (Loss) Available to Common Shareholders to FFO and Core FFO
The following table presents reconciliations of Net income (loss) available to common shareholders to FFO and Core FFO, which are non-GAAP financial measures described in greater detail under "Non-GAAP Financial Measures and Other Terms." They should not be considered as alternatives to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO and Core FFO also do not represent cash generated from operating activities in accordance with GAAP, nor are they indicative of funds available to fund all cash needs, including the ability to service indebtedness or make distributions to shareholders. The outlook and projections provided below are based on current expectations and are forward-looking.

		Outlook
	Twelve Months Ended	Twelve Months Ended
	December 31, 2023	December 31, 2024
	Amount	Low	High
Net income (loss) available to common shareholders	$34,897	$(16,071)	$(10,181)
Noncontrolling interests - Operating Partnership and Series E preferred units	7,141	(7,795)	(7,885)
Depreciation and amortization	101,678	106,098	105,298
Less depreciation - non real estate	(322)	(600)	(550)
Less depreciation - partially owned entities	(80)	(120)	(130)
Impairment of real estate	5,218	—	—
(Gain) loss on sale of real estate	(71,240)	400	200
Dividends to preferred unitholders	640	640	640
FFO applicable to common shares and Units	$77,932	$82,552	$87,392

Adjustments to Core FFO:
Non-cash casualty (gain) loss	1,350	450	400
Interest rate swap amortization	936	750	725
Amortization of assumed debt	(212)	1,075	1,025
Severance and transition related costs	3,170	—	—
Loss on litigation settlement and associated trial costs	4,270	50	25
Other miscellaneous items	(132)	100	50
Core FFO applicable to common shares and Units	$87,314	$84,977	$89,617

Net income (loss) per share - diluted	$2.32	$(1.31)	$(0.99)
FFO per share - diluted	$4.27	$4.54	$4.80
Core FFO per share - diluted	$4.78	$4.68	$4.92
Reconciliations of Operating Income to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the Company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by depreciation, amortization, financing, property management overhead, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.

		Outlook
	12 Months Ended	12 Months Ended
	December 31, 2023	December 31, 2024
	Actual	Low	High
Operating income	$84,453	$20,152	$25,277
Adjustments:
General and administrative and property management expenses	29,433	27,300	26,700
Casualty loss	2,095	1,350	1,250
Depreciation and amortization	101,678	106,098	105,298
Impairment of real estate	5,218	—	—
(Gain) loss on sale of real estate and other assets	(71,244)	400	200
Loss on litigation settlement	3,864	50	25
Net Operating Income	$155,497	$155,350	$158,750

S-17

CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND OTHER TERMS
Acquisition and Other Non-Routine Capital Expenditures
Represents capital additions contemplated in the underwriting at recently acquired communities. These amounts are considered when determining expected returns. Other includes casualty and other non-routine capital items including, but not limited to, tenant improvements, real estate special assessments, and capital expenditures incurred to dispose of properties. Casualty represents capitalized costs incurred in connection with the restoration of an apartment community after a casualty event.
Adjusted EBITDA
Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain/loss from involuntary conversion; and other non-routine items or items not considered core to business operations. The Company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.
Average Monthly Rental Rate
Average monthly rental rate is scheduled rent divided by the total number of apartment homes.
Average Monthly Revenue per Occupied Home
Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.
Debt Service Coverage Ratio
Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within this Non-GAAP Financial Measures and Other Terms section.

	Three Months Ended					Twelve Months Ended
	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Adjusted EBITDA	$32,091	$31,692	$33,493	$31,588	$32,849	$128,864	$121,311

Interest Expense	8,913	8,556	8,641	10,319	9,603	36,429	32,750
Principal Amortization	1,487	1,646	1,416	1,383	1,375	5,932	5,692
Total Interest Expense and Principal Amortization	10,400	10,202	10,057	11,702	10,978	42,361	38,442
Distributions paid to Series C preferred shareholders and Series D preferred unitholders	1,767	1,767	1,767	1,767	1,767	7,068	7,068
Total Interest Expense, Principal Amortization, and preferred distributions	12,167	11,969	11,824	13,469	12,745	49,429	45,510

Debt Service Coverage Ratio	3.09	3.11	3.33	2.70	2.99	3.04	3.16

Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization	2.64	2.65	2.83	2.35	2.58	2.61	2.67
Funds From Operations and Core Funds From Operations
The Company believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation and amortization.

S-18

The Company uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding:
•depreciation and amortization related to real estate;
•gains and losses from the sale of certain real estate assets;
•impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity; and
•similar adjustments for partially owned consolidated real estate entities.
The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long-term assets that form the base of the Company's investments, and assists management and investors in comparing those operating results between periods.
Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The Company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business.
While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders.
Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the Company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income, or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund the Company's cash needs, including its ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.
Net Debt Divided by Adjusted EBITDA
Net debt is the total outstanding debt balance less cash and cash equivalents. Preferred equity is the sum of the book value of Series C preferred shares and Series D preferred units outstanding. Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within this Non-GAAP Financial Measures and Other Terms section.

	Three Months Ended					Twelve Months Ended
	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Total debt	$919,990	$842,559	$885,518	$921,659	$1,011,777	$919,990	$1,011,777
Less: cash and cash equivalents	8,630	29,701	9,745	8,939	10,458	8,630	10,458
Net debt	$911,360	$812,858	$875,773	$912,720	$1,001,319	$911,360	$1,001,319

Adjusted EBITDA(1)	$128,364	$126,768	$133,972	$126,352	$131,396	$128,864	$121,311
Net debt/Adjusted EBITDA	7.10	6.41	6.54	7.22	7.62	7.07	8.25

Preferred Equity	$110,090	$110,090	$110,090	$110,090	$110,090	$110,090	$110,090
Net debt and preferred equity	$1,021,450	$922,948	$985,863	$1,022,810	$1,111,409	$1,021,450	$1,111,409
Adjusted EBITDA(1)	$128,364	$126,768	$133,972	$126,352	$131,396	$128,864	$121,311
Net debt and preferred equity/Adjusted EBITDA	7.96	7.28	7.36	8.09	8.46	7.93	9.16
(1)Annualized for periods less than one year.

S-19

Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the Company defines as total real estate revenues less property operating expenses, including real estate taxes. The Company believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that excludes gain (loss) on the sale of real estate and other investments, depreciation and amortization, financing costs, property management expenses, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance.
Payout Ratio (Core FFO per Diluted Share and Unit Basis)
Payout ratio (Core FFO per diluted share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual Core FFO per diluted share and unit. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Core FFO definition included within this Non-GAAP Financial Measures and Other Terms section.

	Three Months Ended					Twelve Months Ended
	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Common distribution per share and unit	$0.73	$0.73	$0.73	$0.73	$0.73	$2.92	$2.92
Core FFO per common share and unit diluted	1.22	1.20	1.28	1.07	1.17	4.78	4.43
Payout ratio	59.8%	60.8%	57.0%	68.2%	62.4%	61.1%	65.9%
Recurring Capital Expenditures
Represents expenditures necessary to help preserve the value of and maintain the functionality at communities. Property recurring capital expenditures are necessary to maintain asset quality, including purchasing and replacing items used to operate the communities such as appliances, mechanical equipment, flooring to roof replacement, paving, siding, and major landscaping.
Same-Store Controllable Expenses
The Company defines same-store controllable expenses as property operating expenses excluding real estate taxes and insurance. Same-store controllable expenses exclude real estate taxes and insurance, in order to provide a measure of expenses that are within management's control, and is used for the purposes of budgeting, business planning, and performance evaluation. This is a non-GAAP financial measure and should not be considered an alternative to total expenses or total property operating expenses and real estate taxes.
Scheduled Rental Revenue
Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rental rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
Total Debt to Total Market Capitalization
Total debt to total market capitalization, a non-GAAP financial measure, is total debt not adjusted for unamortized deferred financing costs or unamortized debt premiums and discounts from the balance sheet divided by the sum of total debt from the balance sheet, market value of common shares, operating partnership units, and the as converted Series E preferred units, and book value of Series C preferred shares and Series D preferred units outstanding at the end of the period. This non-GAAP financial measure should not be considered a substitute for operating results determined in accordance with GAAP.
Value Add
Represents expenditures that result in increased income generation or decreased expense growth over time to improve a community’s cash flow and competitive position. This includes elective capital expenditures such as full-scale renovations including new amenities, interior unit turn renovations, enhanced clubhouses and common area hallways and certain resource management initiatives including smart home automation as well as environmental and sustainability initiatives for higher rental levels or expense savings in their respective markets.

S-20

Weighted Average Occupancy
Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rent. The Company believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy, and the calculation of weighted average occupancy may not be comparable to that disclosed by other REITs.

S-21